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                                                                    EXHIBIT 10.2

               AMENDMENT NO. 1 TO OFFICE BUILDING TRIPLE NET LEASE



        THIS AMENDMENT NO. 1 to Office Building Triple Net Lease is made and entered into this ____ day of ___________, 1993, to be effective, however, as of February 28, 1990, by and between BILL B. WILLIAMS, JR. and JUDITH A. WILLIAMS, husband and wife, as Lessor, and TELECT, INC., a Washington corporation, as Lessee.

        The parties hereto do hereby amend, effective as of February 28, 1990, that certain Office Building Triple Net Lease between Lessor and Lessee, bearing an effective date of February 28, 1990, as follows:

        1. Section 2 thereof is hereby amended in its entirety to read as follows:

        "2. Commencement date. The lease term shall commence at 12:01 a.m. on April 1, 1991 (hereinafter called "commencement date")."

        2. Section 4 thereof is hereby amended in its entirety to read as follows:

        "4. Monthly rental. Lessee shall, during the lease term, pay to Lessor at E. 23003 Euclid, Otis Orchards, Washington 99027, or such other place as Lessor shall designate in writing from time to time, without setoff or deduction for any reason whatsoever, a monthly rental in the amount of Twenty Five Thousand Dollars ($25,000). The monthly rental shall be prorated for partial months falling within the lease term, and shall be payable in advance on or before the first day of each calendar month during the lease term; provided, however, that the first payment shall be due on the commencement date. If any rent payment is not received by lessor within five (5) days after the due date (or on the next business day if the fifth day is not a business day), then Lessee shall pay as additional rent the sum of five percent (5%) of the delinquent payment for each month or a portion thereof that the payment remains overdue."

        As herein amended, the parties hereto do hereby reaffirm and ratify all of the terms and provisions of said Office Building Triple Net Lease.


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

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Office Building Triple Net Lease on the date and year first above written, to be effective, however, as of February 28, 1990.

Lessors:

BILL B. WILLIAMS, JR. and
JUDITH A. WILLIAMS



By:
   -----------------------------------------
        Bill B. Williams, Jr.


By:
   -----------------------------------------
        Judith A. Williams

Lessees:

TELECT, INC., a Washington corporation



By:
   -----------------------------------------
        Bill B. Williams, Jr.
Its:    President


By:
   -----------------------------------------
        Judith A. Williams
Its:    Secretary/Treasurer


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

STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR. is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

Dated
      --------------------------------



                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------

STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.


Dated
      --------------------------------



                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------


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

STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR. is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Telect, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated
      --------------------------------



                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------


STATE OF WASHINGTON   )
                      ) ss.
County of Spokane     )

        I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument, on oath stated that she was authorized to execute the instrument and acknowledged it as the Secretary/Treasurer of Telect, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated
      --------------------------------



                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires:
                                                                  --------------


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